EXHIBIT 99.2

AmerUs Group Co.

Financial Supplement

First Quarter 2005

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended
	March 31,
	2005	2004

Earnings:
Net Income	$61,488	$33,129

Adjustments for:

Realized/unrealized (gains) losses on open block assets	(70)	16,088

Net amortization of DAC and VOBA due to open block gains or losses	(195)	910

Net effect of derivative related market value adjustments	5,201	(1,482)

Other (income) loss from non-insurance operations	226	119

Income tax items	(19,927)	(5,182)

Income from discontinued operations	—	(3,899)

Cumulative effect of change in accounting	—	510

Adjusted Net Operating Income (1)	$46,723	$40,193

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.18	$1.02

Net Income per Share	$1.55	$0.84

Weighted Average Shares Outstanding	39,576	39,263

Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.09	$0.99

Net Income per Share	$1.43	$0.82

Weighted Average Shares Outstanding	42,931	40,435

	3/31/2005	12/31/2004

Capitalization:
Senior Notes	$125,000	$125,000
PRIDES	143,750	143,750
OCEANs	189,585	189,212
Surplus Note	25,000	25,000
Other Borrowings	37,295	37,438
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	571,385	571,155

Stockholders’ Equity (excluding AOCI) (5)	1,556,528	1,508,799

Total Capitalization (excluding AOCI) (5)	$2,127,913	$2,079,954

AOCI — Unrealized Gains / (Losses)	34,546	114,670

Total Capitalization (including AOCI)	$2,162,459	$2,194,624

Book Value per Share (3) (5):
including AOCI	$40.63	$41.20
excluding AOCI	$39.74	$38.29

Debt-to-Capital Ratio (4):
Standard & Poor’s	11.85%	12.46%
Moody’s	23.47%	24.00%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 3/31/2005 and 12/31/2004 were 39,162,518 and 39,400,663, respectively.

(4)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For Standard & Poor’s, the PRIDES, AmerUs Capital I and OCEANs are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $64,903 and $71,724 as of March 31, 2005 and December 31, 2004, respectively. For Moody’s, AmerUs Capital I and the OCEANs are treated as 100% debt and the PRIDES are treated as 50% debt and 50% equity. Management believes that excluding accumulated other comprehensive income (AOCI) assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(5)	Stockholders’ equity, total capitalization and book value (excluding AOCI) are non-GAAP financial measures which management uses for the reasons and purposes detailed in footnote (4) above. Stockholders’ equity including AOCI amounted to $1,591.1 million at March 31, 2005 and $1,623.5 million at December 31, 2004.

AmerUs Group Co.

Consolidated Income Statements
($ in thousands)

	For The Three Months Ended
	March 31,
	2005	2004
Revenues:
Insurance premiums	$62,546	$70,737
Product charges	59,033	49,562
Net investment income	268,711	256,875
Realized/unrealized capital losses	(48,944)	(85)
Other income:
Income from Independent Marketing Organizations	9,011	6,736
Other	3,545	4,966

Total Revenue	353,902	388,791

Benefits and Expenses:
Policyowner benefits — traditional life	59,932	62,765

Policyowner benefits — investment and UL contracts	109,651	175,664

Underwriting, acquisition and other expenses:
Operating expenses	32,677	28,204
Expenses from Independent Marketing Organizations	7,931	4,496
Amortization — DAC/VOBA	49,918	49,171
Amortization — DAC/VOBA realized gains / (losses)	2,825	(1,260)

Total underwriting, acquisition and other expenses	93,351	80,611

Interest expense:
Interest on bank debt	—	123
Interest on Senior Notes	2,172	2,172
Interest on Capital Securities (AmerUs Capital I)	1,005	1,005
Interest on PRIDES	1,998	1,998
Interest on OCEANs	1,839	1,839
Interest on Surplus Note	541	541
Interest on other borrowings	225	720

Total interest expense	7,780	8,398

Dividends to policyowners	20,003	25,484

Income before income tax expense	63,185	35,869

Income tax (expense)	(1,697)	(6,129)

Income from discontinued operations, net of tax	—	3,899

Cumulative effect of change in accounting, net of tax	—	(510)

Net income	$61,488	$33,129

Weighted Average Common Shares Outstanding:
Basic	39,575,696	39,263,367

Diluted	42,930,905	40,434,902

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended March 31, 2005

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$61,483	$480	$583	$62,546
Product charges	47,077	11,956	—	59,033
Net investment income	86,886	181,646	179	268,711
Realized/unrealized gains on closed block investments	130	—	—	130
Other income	861	11,552	520	12,933

	196,437	205,634	1,282	403,353

Benefits and expenses:
Policyowner benefits	89,201	124,728	27	213,956
Underwriting, acquisition, and other expenses	18,393	15,191	7,024	40,608
Amortization of DAC and VOBA, net of open block loss adjustment of $2,825	24,871	25,047	—	49,918
Dividends to policyowners	20,002	1	—	20,003

	152,467	164,967	7,051	324,485

Segment pre-tax operating income	$43,970	$40,667	$(5,769)	78,868

Realized/unrealized gains on open block assets				177

Unrealized losses on open block options and trading investments				(49,251)

Change in option value of indexed products and market value adjustments on total return strategy annuities				44,334

Cash flow hedge amortization				39

Amortization of DAC and VOBA due to open block gains and losses				(2,825)

Other loss from non-insurance operations				(377)

Income from continuing operations				70,965

Interest (expense)				(7,780)

Income tax (expense)				(1,697)

Net income				$61,488

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended March 31, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$69,716	$723	$298	$70,737
Product charges	35,459	14,103	—	49,562
Net investment income	81,258	174,263	1,354	256,875
Realized/unrealized gains on closed block investments	830	—	—	830
Other income	906	9,487	1,508	11,901

	188,169	198,576	3,160	389,905

Benefits and expenses:
Policyowner benefits	93,395	120,818	21	214,234
Underwriting, acquisition, and other expenses	16,958	10,828	4,914	32,700
Amortization of DAC and VOBA, net of open block loss adjustment of ($1,260)	19,241	29,930	—	49,171
Dividends to policyowners	25,484	—	—	25,484

	155,078	161,576	4,935	321,589

Segment pre-tax operating income	$33,091	$37,000	$(1,775)	68,316

Realized/unrealized losses on open block assets				(24,730)

Unrealized gains on open block options and trading investments				23,815

Change in option value of indexed products and market value adjustments on total return strategy annuities				(23,733)

Cash flow hedge amortization				(462)

Amortization of DAC and VOBA due to open block gains and losses				1,260

Other loss from non-insurance operations				(199)

Income from continuing operations				44,267

Interest (expense)				(8,398)

Income tax (expense)				(6,129)

Income from discontinued operations, net of tax				3,899

Cumulative effect of change in accounting, net of tax				(510)

Net income				$33,129

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	March 31,	December 31,
	2005	2004
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,740,652	$15,646,653
Equity securities	76,438	77,024
Short-term investments	2,927	2,979
Securities held for trading purposes:
Fixed maturity securities	1,602,262	1,718,125
Equity securities	534	15,468
Mortgage loans	874,650	865,733
Policy loans	487,915	486,071
Other investments	367,231	374,240

Total investments	19,152,609	19,186,293

Cash and cash equivalents	572,185	478,441
Accrued investment income	227,182	222,294
Premiums, fees and other receivables	38,363	39,688
Income taxes receivable	3,473	—
Reinsurance receivables	680,488	666,493
Deferred policy acquisition costs	1,446,716	1,248,009
Deferred sales inducements	168,630	137,538
Value of business acquired	369,232	374,792
Goodwill	228,869	226,291
Property and equipment	45,777	46,114
Other assets	302,819	296,409
Separate account assets	233,533	248,507

Total Assets	$23,469,876	$23,170,869

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	March 31,	December 31,
	2005	2004
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$18,239,450	$17,923,329
Policyowner funds	1,443,814	1,419,762

Sub-total	19,683,264	19,343,091

Accrued expenses and other liabilities	965,390	837,514
Dividends payable to policyowners	287,415	322,037
Policy and contract claims	69,149	70,465
Income taxes payable	—	9,299
Deferred income taxes	68,666	145,332
Notes payable:
Senior notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	189,585	189,212
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	37,295	37,438
Separate account liabilities	233,533	248,507

Total Liabilities	21,878,802	21,547,400

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,529,858 shares issued and 39,162,518 shares outstanding in 2005; 44,225,902 shares issued and 39,400,663 shares outstanding in 2004	44,530	44,226
Additional paid-in capital	1,204,360	1,198,379
Accumulated other comprehensive income	34,546	114,670
Unearned compensation	(2,700)	(1,238)
Retained earnings	493,399	431,911
Treasury stock, at cost (5,367,340 shares in 2005 and 4,825,239 shares in 2004)	(183,061)	(164,479)

Total Stockholders’ Equity	1,591,074	1,623,469

Total Liabilities and Stockholders’ Equity	$23,469,876	$23,170,869

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

March 31, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,740,652	$(242,755)	$15,497,897
Equity securities	76,438	(1,866)	74,572
Short-term investments	2,927	(57)	2,870
Securities held for trading purposes:
Fixed maturity securities	1,602,262	—	1,602,262
Equity securities	534	—	534
Mortgage loans	874,650	—	874,650
Policy loans	487,915	—	487,915
Other investments	367,231	(834)	366,397

Total invested assets	19,152,609	(245,512)	18,907,097

Cash and cash equivalents	572,185	—	572,185
Accrued investment income	227,182	—	227,182
Premiums, fees and other receivables	38,363	—	38,363
Income taxes receivable	3,473	—	3,473
Reinsurance receivables	680,488	—	680,488
Deferred policy acquisition costs	1,446,716	25,362	1,472,078
Deferred sales inducements	168,630	7,187	175,817
Value of business acquired	369,232	55,406	424,638
Goodwill	228,869	—	228,869
Property and equipment	45,777	—	45,777
Other assets	302,819	—	302,819
Separate account assets	233,533	—	233,533

Total Assets	$23,469,876	$(157,557)	$23,312,319

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

March 31, 2005

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$18,239,450	$—	$18,239,450
Policyowner funds	1,443,814	1,520	1,445,334

	19,683,264	1,520	19,684,784

Accrued expenses and other liabilities	965,390	(16,973)	948,417
Dividends payable to policyowners	287,415	(90,421)	196,994
Policy and contract claims	69,149	—	69,149
Deferred income taxes	68,666	(17,137)	51,529
Debt:
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	189,585	—	189,585
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	37,295	—	37,295
Separate Account liabilities	233,533	—	233,533

Total Liabilities	21,878,802	(123,011)	21,755,791

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,529,858 shares issued and 39,162,518 shares outstanding in 2005;	44,530	—	44,530
Additional paid-in capital	1,204,360	—	1,204,360
Accumulated other comprehensive income	34,546	(34,546)	—
Unearned compensation	(2,700)	—	(2,700)
Retained earnings	493,399	—	493,399
Treasury stock, at cost (5,367,340 shares in 2005)	(183,061)	—	(183,061)

Total Stockholders’ Equity	1,591,074	(34,546)	1,556,528

Total Liabilities and Stockholders’ Equity	$23,469,876	$(157,557)	$23,312,319

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Product Mix

($ in thousands)

	For The Three Months Ended
	March 31,
	2005	2004
Protection Products Repetitive Premiums (1):

Interest-Sensitive Whole Life	106	3,418

Term and Other Life	3,057	3,575

Universal Life	4,871	7,534

Indexed Life	18,026	17,303

Total Repetitive Premiums	$26,060	$31,830

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$68,882	$82,170
Indexed Annuity	503,070	296,875

Sub-total	571,952	379,045

Variable Annuity	545	852

Total Accumulation Deposits	$572,497	$379,897

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.

Source of Business

($ in thousands)

	For The Three Months Ended
	March 31,
	2005	2004
Protection Products Repetitive Premiums (1):
Career Marketing Organizations (CMOs)	$6,334	$6,281

Personal producing general agent (PPGA)	10,726	15,441

Independent Agent Force (2)	9,000	10,108

Total Repetitive Premiums	$26,060	$31,830

Accumulation Deposits (1):
Preferred Producer (Career)	$44,915	$32,530

Personal Producing General Agent (PPGA)	6,251	7,815

Independent Agent Force (2)	521,331	339,552

Total Accumulation Deposits	$572,497	$379,897

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	March 31, 2005
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$572,185	$—	$—	$572,185
Securities available-for-sale:
Investment grade bonds	14,308,763	366,757	(149,458)	14,526,062
Non-investment grade bonds	1,189,134	42,578	(17,122)	1,214,590
Equity securities	74,572	2,093	(227)	76,438
Short-term investments	2,870	73	(16)	2,927
Securities for trading:
Investment grade bonds	1,480,331	—	—	1,480,331
Non-investment grade bonds	121,931	—	—	121,931
Equity securities	534	—	—	534
Mortgage loans	874,650	—	—	874,650
Policy loans	487,915	—	—	487,915
Other invested assets	366,933	298	—	367,231

Total	$19,479,818	$411,799	$(166,823)	$19,724,794

	December 31, 2004
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	$478,441	$—	$—	$478,441
Securities available-for-sale:
Investment grade bonds	13,948,355	524,527	(44,938)	14,427,944
Non-investment grade bonds	1,153,368	69,890	(4,549)	1,218,709
Equity securities	74,770	2,468	(214)	77,024
Short-term investments	2,952	51	(24)	2,979
Securities for trading:
Investment grade bonds	1,592,208	—	—	1,592,208
Non-investment grade bonds	125,917	—	—	125,917
Equity securities	15,468	—	—	15,468
Mortgage loans	865,733	—	—	865,733
Policy loans	486,071	—	—	486,071
Other invested assets	373,820	420	—	374,240

Total	$19,117,103	$597,356	$(49,725)	$19,664,734

Investment Portfolio Data (1):	March 31, 2005	December 31, 2004
Average NAIC Rating	1.47	1.48
Average Life	9.13	8.58
Effective Duration	5.90	5.73
GAAP Effective Book Yield	5.71	5.71

	March 31, 2005			December 31, 2004
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	$839,471	4.91%	4.31%	$809,718	4.81%	4.24%
NAIC 4	440,643	2.58%	2.26%	440,487	2.62%	2.30%
NAIC 5	28,794	0.17%	0.15%	27,196	0.16%	0.14%
NAIC 6	2,157	0.01%	0.01%	1,884	0.01%	0.01%

Total	$1,311,065	7.67%	6.73%	$1,279,285	7.61%	6.69%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	March 31, 2005			December 31, 2004
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	$531,338	3.1%	2.7%	$548,387	3.2%	2.8%
Public Credit	9,613,782	55.4%	48.7%	9,662,584	55.8%	49.1%
Private Credit	2,177,734	12.6%	11.0%	2,102,978	12.1%	10.7%
Below Investment Grade	1,336,520	7.7%	6.8%	1,344,626	7.7%	6.8%
Mortgage-Backed (MBS)	2,034,642	11.7%	10.3%	2,020,643	11.6%	10.3%
Commercial Mortgage-Backed (CMBS)	1,134,190	6.5%	5.8%	1,119,225	6.4%	5.7%
Asset-Backed (ABS)	495,938	2.9%	2.5%	528,075	3.0%	2.7%
Redeemable Preferred Stock	18,770	0.1%	0.1%	38,260	0.2%	0.2%

Total	$17,342,914	100.0%	87.9%	$17,364,778	100.0%	88.3%

		March 31, 2005			December 31, 2004
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	$10,917,291	62.9%	55.3%	$10,777,378	62.1%	54.8%
2	BBB- to BBB+	5,089,103	29.4%	25.8%	5,242,775	30.2%	26.7%

	Investment Grade	16,006,394	92.3%	81.1%	16,020,153	92.3%	81.5%

3	BB- to BB+	856,587	4.9%	4.3%	851,831	4.9%	4.3%
4	B- to B+	446,231	2.6%	2.3%	460,745	2.7%	2.3%
5 & 6	CCC+ or lower	33,702	0.2%	0.2%	32,049	0.1%	0.2%

		1,336,520	7.7%	6.8%	1,344,625	7.7%	6.8%

	Total	$17,342,914	100.0%	87.9%	$17,364,778	100.0%	88.3%

	March 31, 2005			December 31, 2004
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	$894,171	5.2%	4.5%	$916,856	5.3%	4.7%
Capital Goods	883,181	5.1%	4.5%	902,254	5.2%	4.6%
Communications	1,238,663	7.1%	6.3%	1,304,250	7.5%	6.6%
Consumer Cyclical	1,155,245	6.7%	5.9%	1,247,607	7.2%	6.3%
Consumer Non Cyclical	1,654,926	9.5%	8.4%	1,691,226	9.7%	8.6%
Energy	1,100,390	6.4%	5.6%	1,059,864	6.1%	5.4%
Technology	243,892	1.4%	1.2%	228,994	1.3%	1.2%
Transportation	521,184	3.0%	2.6%	539,749	3.1%	2.7%
Industrial Other	175,424	1.0%	0.9%	146,919	0.8%	0.7%
Utilities	1,845,535	10.6%	9.4%	1,794,985	10.3%	9.1%
Financial Institutions	2,820,388	16.3%	14.2%	2,704,498	15.6%	13.9%

Sub-total	12,532,999	72.3%	63.5%	12,537,202	72.2%	63.8%

Other (1)	4,809,915	27.7%	24.4%	4,827,576	27.8%	24.5%

Total	$17,342,914	100.0%	87.9%	$17,364,778	100.0%	88.3%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	March 31, 2005			December 31, 2004
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	$1,199,908	59.0%	6.0%	$1,296,699	64.2%	6.6%
Planned Amortization Class (PACs)	406,704	20.0%	2.1%	419,911	20.7%	2.1%
Sequential Pay	411,656	20.2%	2.1%	286,388	14.2%	1.5%
Adjustable Rate Mortgages (ARMs)	16,374	0.8%	0.1%	17,645	0.9%	0.1%

Total	$2,034,642	100.0%	10.3%	$2,020,643	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities

($ in thousands)

March 31, 2005

			Indexed
	Fixed	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$26,328	$(294)	$26,034
No surrender charge	1,674,511	43,418	1,758	45,176
1 percent	77,683	6,476	(74)	6,402
2 percent	130,765	35,603	1,845	37,448
3 percent	132,820	130,395	13,716	144,111
4 percent	1,029,358	448,512	51,382	499,894
5 percent	513,145	303,995	34,581	338,576
6 percent	435,500	146,560	8,953	155,513
7 percent	422,325	129,408	4,514	133,922
8 percent	438,635	254,859	5,625	260,484
9 percent	443,192	411,110	5,301	416,411
10 percent or greater	1,080,886	3,829,829	25,476	3,855,305

Total	$6,378,820	$5,766,493	$152,783	$5,919,276

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$371,249	$2,326,948	$11,641	$2,338,589
Total return strategy	—	1,351,189	124,138	1,475,327
Non-MVA	6,007,571	2,088,356	17,004	2,105,360

Total	$6,378,820	$5,766,493	$152,783	$5,919,276

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$256,160	$—	$—	$—
Quarterly	—	—	—	—
1 Year	5,003,411	—	—	—
Multi-year	1,119,249	—	—	—
Cumulative floor (1)	—	5,766,493	152,783	5,919,276

Total	$6,378,820	$5,766,493	$152,783	$5,919,276

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$351,897	$—	$—	$—
3 percent	2,900,353	—	—	—
3.25 percent	480,433	—	—	—
3.50 percent	651,351	—	—	—
4 percent	1,940,713	—	—	—
4.5 percent	54,073	—	—	—
Cumulative floor (1)	—	5,766,493	152,783	5,919,276

Total	$6,378,820	$5,766,493	$152,783	$5,919,276

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,737,866	$—	$—	$—
0.0% - 0.5%	163,394	—	—	—
0.5% - 1.0%	208,135	—	—	—
1.0% - 1.5%	41,577	—	—	—
1.5% - 2.0%	47,221	—	—	—
2.0% - 2.5%	125,354	—	—	—
2.5% - 3.0%	74,109	—	—	—
Greater Than 3.0%	981,164	—	—	—
Cumulative floor (1)	—	5,766,493	152,783	5,919,276

Total	$6,378,820	$5,766,493	$152,783	$5,919,276

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surender charge income.

AmerUs Group Co.

Annuity Segment Spread

($ in thousands)

	Rolling 12 Months Ended
	March 31,
ANNUITY SEGMENT SPREADS LTM:	2005	2004
Asset earned rate	5.74%	5.82%
Liability credited rate (1)	3.41%	3.70%

Product spread	2.33%	2.12%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	March 31, 2005
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$609,571		$609,571
Average invested assets	$10,606,843		$10,606,843

Asset earned rate	5.74%		5.74%

Annuity segment benefit expense (1)	$387,283	$(17,843)	$369,440
Average annuity segment liabilities (1)	$10,978,862	$(156,912)	$10,821,950

Liability credited rate	3.53%		3.41%

Product spread	2.21%		2.33%

	Rolling 12 Months Ended
	March 31, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$571,027		$571,027
Average invested assets	$9,806,611		$9,806,611

Asset earned rate	5.82%		5.82%

Annuity segment benefit expense (1)	$382,266	$(14,692)	$367,574
Average annuity segment liabilities (1)	$10,034,414	$(107,167)	$9,927,247

Liability credited rate	3.81%		3.70%

Product spread	2.01%		2.12%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. For GAAP, effective January 1, 2004, deferred sales inducements amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.

Closed Block

($ in thousands)

	March 31,	December 31,
	2005	2004
LIABILITIES:
Future life and annuity policy benefits	$2,791,668	$2,804,222
Policyowner funds	8,039	8,096
Accrued expenses and other liabilities	8,099	32,140
Dividends payable to policyowners	158,750	161,475
Policy and contract claims	12,704	14,705
Policyowner dividend obligation	121,179	152,975

Total Liabilities	3,100,439	3,173,613

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,963,797	2,028,790
Mortgage loans	67,720	70,686
Policy loans	333,961	335,573
Other investments	—	34
Cash and cash equivalents	34,476	8,473
Accrued investment income	31,910	32,637
Premiums, fees and other receivables	40,894	59,369
Other assets	—	17

Total Assets	2,472,758	2,535,579

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$627,681	$638,034

	For The Three Months Ended
	March 31,
	2005	2004
REVENUES AND EXPENSES:
Insurance premiums	$41,887	$52,596
Product charges	1,701	90
Net investment income	34,419	35,734
Realized/unrealized gains on investments	130	830
Policyowner benefits	(50,121)	(55,170)
Underwriting, acquisition and other expenses	(557)	(1,089)
Dividends to policyowners	(18,168)	(23,399)

Contribution from the Closed Block before income taxes	$9,291	$9,592

AmerUs Group Co.

Additional Information

($ in thousands)

	March 31,	December 31,
	2005	2004
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$68,096,000	$67,769,000
Universal Life	19,857,000	19,848,000
Indexed Life	10,919,000	9,918,000

Total Life Insurance In Force	$98,872,000	$97,535,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,570,241	$3,551,648
Universal Life	1,605,093	1,587,787
Indexed Life	410,937	364,282

Total Life Insurance Reserves	5,586,271	5,503,717

Deferred Fixed Annuity	6,645,174	6,780,234
Indexed Annuity	5,919,276	5,551,184

Total Annuity Reserves	12,564,450	12,331,418

Total Reserves	$18,150,721	$17,835,135

NUMBER OF PRODUCERS:
Protection Products Segment:
Career Marketing Organizations	1,287	1,212
Personal Producing General Agents and sub-agents	5,242	5,158
Independent Agents — other than New York	12,054	11,885
Independent Agents — New York	6,074	5,658
Retail Broker / Dealers	712	712
Registered Representatives	17,825	17,811

Protection Products Segment — Total Agents	43,194	42,436

Accumulation Products Segment — Independent Agents	16,135	14,572

	March 31,	March 31,
	2005	2004
LIFE INSURANCE LAPSE RATE — LTM	6.5%	6.3%

ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.2%	9.6%
Without Internal Replacements	8.0%	9.0%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.

Additional Information

($ in thousands)

		Deferred
ROLLFORWARD:	DAC	Sales Inducements	VOBA
Beginning Balance — December 31, 2004	$1,248,009	$137,538	$374,792
Capitalization	114,527	22,418	—
Amortization	(36,933)	(5,218)	(15,810)
FAS 115 Adjustment	121,113	13,892	10,250

Ending Balance — March 31, 2005	$1,446,716	$168,630	$369,232

CONTRIBUTION FROM THE CLOSED BLOCK	2005	2006
First Quarter	$9,291	$9,103
Second Quarter	9,028	8,843
Third Quarter	8,772	8,588
Fourth Quarter	8,522	8,338

Total	$35,613	$34,872

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For The Three Months Ended
	March 31,
	2005	2004
Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.06%)	(0.13%)
Dividend received deduction	(1.00%)	(1.71%)
Non-deductible expenses	0.79%	0.75%
Tax exempt income	(1.77%)	(3.36%)
State taxes on non-life operations	1.25%	1.04%
Provision releases	(31.54%)	(14.45%)
Other items, net	0.02%	(0.05%)

Effective tax rate	2.69%	17.09%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $23.5 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2005
First Quarter	$49.08	$43.36	$0.00

2004
First Quarter	$41.00	$34.73	$0.00
Second Quarter	$41.70	$36.73	$0.00
Third Quarter	$41.51	$37.31	$0.00
Fourth Quarter	$45.68	$38.60	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar Vice President — Investor Relations Phone — (515) 362-3693 Fax — (515) 362-3648 e-mail: marty.ketelaar@amerus.com	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915 (800) 304-9709 www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2004 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2004, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.

AMERUS GROUP CO.
ADJUSTED NET OPERATING INCOME
($ in thousands, except share data)

Adjusted net operating income reflects net income adjusted to eliminate certain items, such as open block realized/unrealized gains and losses; DAC and VOBA associated with the open block realized/unrealized gains and losses; non-insurance operations; derivative related market value adjustments; the release of income tax provisions; discontinued operations and the cumulative effect of change in accounting. Adjusted net operating income shown below does not constitute our net income computed in accordance with GAAP. The adjustments are presented net of income taxes.

	For The Three Months Ended
	March 31,
	2005	2004

Net Income	$61,488	$33,129

Realized/unrealized (gains) losses on open block assets (A)	(70)	16,088

Net amortization of DAC and VOBA due to open block gains or losses (B)	(195)	910

Net effect of derivative related market value adjustments (C)	5,201	(1,482)

Other (income) loss from non-insurance operations (D)	226	119

Income tax items (E)	(19,927)	(5,182)

Income from discontinued operations (F)	—	(3,899)

Cumulative effect of change in accounting (G)	—	510

Adjusted Net Operating Income	$46,723	$40,193

Adjusted Net Operating Income per common share:
Basic	$1.18	$1.02

Diluted	$1.09	$0.99

Weighted average common shares outstanding:
Basic	39,575,696	39,263,367

Diluted	42,930,905	40,434,902

AMERUS GROUP CO.
NOTES TO ADJUSTED NET OPERATING INCOME

(A)	Represents total open block realized/unrealized gains or losses on assets. Open block gains or losses may vary widely between periods. Such amounts are determined by management’s timing of individual transactions or current market conditions and do not necessarily correspond to the underlying operating trends. The first quarter of 2004 includes a $7.9 million loss on the Indianapolis Life office building, which was an asset classified as held for sale and carried at fair value. The office building was sold in the third quarter of 2004.

(B)	Represents amortization of deferred acquisition costs (DAC) and value of business acquired (VOBA) on the open block realized gains and losses that are included in our product margins.

(C)	Represents the net effect of derivative related market value adjustments. The accounting entries consist of cash flow hedge amortization; market value adjustments on trading securities, derivatives, and indexed contracts; and the associated change in amortization of DAC and VOBA resulting from such adjustments.

(D)	Represents the net income from our property operations which is not part of our insurance operations.

(E)	Represents a reduction in the income tax accrual for the release of provisions originally established for potential tax adjustments which have been settled or eliminated.

(F)	Represents the net income from our discontinued operations.

(G)	Represents the cumulative effect of change in accounting, net of income taxes, as of January 1, 2004, resulting from the Company’s adoption of SOP 03-1.

AMERUS GROUP CO.
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except share data)

	For The Three Months Ended March 31,
	2005	2004

Revenues:
Insurance premiums	$62,546	$70,737
Product charges	59,033	49,562
Net investment income	268,711	256,875
Realized/unrealized capital losses	(48,944)	(85)
Other income	12,556	11,702

	353,902	388,791

Benefits and expenses:
Policyowner benefits	169,583	238,429
Underwriting, acquisition and other expenses	40,608	32,700
Amortization of deferred policy acquisition costs and value of business acquired	52,743	47,911
Dividends to policyowners	20,003	25,484

	282,937	344,524

Income from continuing operations	70,965	44,267

Interest expense	7,780	8,398

Income before income tax expense	63,185	35,869

Income tax expense	1,697	6,129

Net income from continuing operations	61,488	29,740

Income from discontinued operations, net of tax	—	3,899

Net income before cumulative effect of change in accounting	61,488	33,639

Cumulative effect of change in accounting, net of tax	—	(510)

Net income	$61,488	$33,129

Net income from continuing operations per common share:
Basic	$1.55	$0.76

Diluted	$1.43	$0.74

Net income per common share:
Basic	$1.55	$0.84

Diluted	$1.43	$0.82

Weighted average common shares outstanding:
Basic	39,575,696	39,263,367

Diluted	42,930,905	40,434,902

AMERUS GROUP CO.
CONSOLIDATED BALANCE SHEETS
($ in thousands)

	March 31,	December 31,
	2005	2004
Assets
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,740,652	$15,646,653
Equity securities	76,438	77,024
Short-term investments	2,927	2,979
Securities held for trading purposes:
Fixed maturity securities	1,602,262	1,718,125
Equity securities	534	15,468
Mortgage loans	874,650	865,733
Policy loans	487,915	486,071
Other investments	367,231	374,240

Total investments	19,152,609	19,186,293

Cash and cash equivalents	572,185	478,441
Accrued investment income	227,182	222,294
Premiums, fees and other receivables	38,363	39,688
Income taxes receivable	3,473	—
Reinsurance receivables	680,488	666,493
Deferred policy acquisition costs	1,446,716	1,248,009
Deferred sales inducements	168,630	137,538
Value of business acquired	369,232	374,792
Goodwill	228,869	226,291
Property and equipment	45,777	46,114
Other assets	302,819	296,409
Separate account assets	233,533	248,507

Total assets	$23,469,876	$23,170,869

AMERUS GROUP CO.
CONSOLIDATED BALANCE SHEETS
($ in thousands)

	March 31,	December 31,
	2005	2004

Liabilities and Stockholders’ Equity
Liabilities:
Policy reserves and policyowner funds:
Future life and annuity policy benefits	$18,239,450	$17,923,329
Policyowner funds	1,443,814	1,419,762

	19,683,264	19,343,091

Accrued expenses and other liabilities	965,390	837,514
Dividends payable to policyowners	287,415	322,037
Policy and contract claims	69,149	70,465
Income taxes payable	—	9,299
Deferred income taxes	68,666	145,332
Notes payable	571,385	571,155
Separate account liabilities	233,533	248,507

Total liabilities	21,878,802	21,547,400

Stockholders’ equity:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,529,858 shares issued and 39,162,518 shares outstanding in 2005; 44,225,902 shares issued and 39,400,663 shares outstanding in 2004	44,530	44,226
Additional paid-in capital	1,204,360	1,198,379
Accumulated other comprehensive income	34,546	114,670
Unearned compensation	(2,700)	(1,238)
Retained earnings	493,399	431,911
Treasury stock, at cost (5,367,340 shares in 2005 and 4,825,239 shares in 2004)	(183,061)	(164,479)

Total stockholders’ equity	1,591,074	1,623,469

Total liabilities and stockholders’ equity	$23,469,876	$23,170,869

AMERUS GROUP CO.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
For the Three Months Ended March 31, 2005 and the Year Ended December 31, 2004
($ in thousands)

			Accumulated
		Additional	Other				Total
		Paid-In	Comprehensive	Unearned	Retained	Treasury	Stockholders’
	Common Stock	Capital	Income (Loss)	Compensation	Earnings	Stock	Equity
Balance at December 31, 2003	$43,836	$1,184,237	$84,519	$(1,361)	$255,006	$(156,426)	$1,409,811

2004:
Net income	—	—	—	—	192,642	—	192,642
Net unrealized gain on securities	—	—	33,959	—	—	—	33,959
Net unrealized gain on derivatives designated as cash flow hedges	—	—	420	—	—	—	420
Stock issued under various incentive plans, net of forfeitures	390	14,142	—	123	—	1,100	15,755
Purchase of treasury stock	—	—	—	—	—	(9,153)	(9,153)
Dividends declared on common stock	—	—	—	—	(15,737)	—	(15,737)
Minimum pension liability adjustment	—	—	(4,228)	—	—	—	(4,228)

Balance at December 31, 2004	44,226	1,198,379	114,670	(1,238)	431,911	(164,479)	1,623,469

2005:
Net income	—	—	—	—	61,488	—	61,488
Net unrealized loss on securities	—	—	(80,018)	—	—	—	(80,018)
Net unrealized loss on derivatives designated as cash flow hedges	—	—	(106)	—	—	—	(106)
Stock issued under various incentive plans, net of forfeitures	304	5,981	—	(1,462)	—	996	5,819
Purchase of treasury stock	—	—	—	—	—	(19,578)	(19,578)

Balance at March 31, 2005	$44,530	$1,204,360	$34,546	$(2,700)	$493,399	$(183,061)	$1,591,074